Exhibit 32.1

Certification Required by 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of SBA Communications Corporation (the “Company”), on Form 10-Q for the period ended March  31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey A. Stoops, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2022	/s/ Jeffrey A. Stoops
Jeffrey A. Stoops
Chief Executive Officer